UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 2, 2026

ENVIROTECH VEHICLES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38078	46-0774222
(Commission File Number)	(IRS Employer Identification No.)
7510 Ardmore Street
Houston, TX	77054
(Address of Principal Executive Offices)	(Zip Code)
(870) 970-3355

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	EVTV	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry into a Material Definitive Agreement.

Amended and Restated Agreement and Plan of Merger

On July 2, 2026, Envirotech Vehicles, Inc., a Delaware corporation (“EVTV” or the “Company”), acquired Azio AI Corporation, a Delaware corporation (“Azio AI”), in accordance with the terms of the Amended and Restated Agreement and Plan of Merger, dated July 2, 2026 (the “Merger Agreement”), by and among the Company, Azio AI, EV-AZ Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“First Merger Sub”), and Azio AI, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Second Merger Sub”). Pursuant to the Merger Agreement, (i) First Merger Sub merged with and into Azio AI, pursuant to which Azio AI was the surviving corporation and became a wholly owned subsidiary of the Company (the “First Merger”) and (ii) immediately following the effective time of the First Merger (the “First Effective Time”), Azio AI merged with and into Second Merger Sub, pursuant to which Second Merger Sub was the surviving entity (the “Surviving Entity”) and became a wholly owned subsidiary of the Company (the “Second Merger” and, together with the First Merger, the “Mergers” and such effective time, the “Second Effective Time” ). The Merger Agreement amends and restates in its entirety the prior merger agreement between the parties which was entered into and announced on May 19, 2026. The Merger is intended to constitute an integrated transaction that qualifies as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986 for U.S. federal income tax purposes.

Under the terms of the Merger Agreement, in connection with the closing of the Merger (the “Closing”) and the First Effective Time, the Company issued to the holders of shares of Azio AI common stock issued and outstanding immediately prior to the First Effective Time (the “Azio AI Stockholders”) (other than shares held in treasury or held by Azio AI) (i) 2,460,351 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), which such number of shares represented a number of shares equal to no more than (a) 19.9% (the “Exchange Cap”) of the outstanding shares of Common Stock immediately prior to the First Effective Time, minus (b) 194,807 shares of Common Stock issuable upon conversion of the $150,000 aggregate principal amount of outstanding convertible notes of Azio AI being assumed by the Company as of the Closing (the “Assumed Convertible Notes”), and (ii) 973,450 shares of the Company’s Series A Non-Voting Convertible Preferred Stock, par value $0.00001 per share (the “Series A Preferred Stock”) (such aggregate shares in (i) and (ii) collectively, the “Merger Consideration”). No fractional shares of Common Stock and Series A Preferred Stock were issued in connection with the First Merger. Any fractional shares that a holder would otherwise be entitled to receive were aggregated and any remaining fractional shares were rounded up to the nearest whole share.

Each share of Series A Preferred Stock will be convertible into 100 shares of Common Stock upon approval by the Company’s stockholders of the Conversion Proposal (as defined below). Reference is made to the discussion of the Series A Preferred Stock in Item 5.03 of this Current Report on Form 8-K, which is incorporated herein by reference.

Pursuant to the Merger Agreement, the Company will use reasonable best efforts to call and hold, as soon as practicable after the execution of the Merger Agreement, a meeting of its stockholders (the “Stockholders Meeting”) for the purpose of seeking: (i) the approval of the conversion of the Series A Preferred Stock into shares of Common Stock in accordance with Nasdaq Listing Rule 5635 (the “Conversion Proposal”), (ii) approval of the adoption by the Company of the Azio AI Holdings, Inc. 2026 Equity Incentive Plan attached as Exhibit B to the Merger Agreement, and (iii) approval of the Amended and Restated Certificate of Incorporation of the Company attached as Exhibit C to the Merger Agreement to, among other things, change the Company’s name to “Azio AI Holdings, Inc.” and make such other changes as set forth therein (the proposals in (i) through (iii) above, the “Transaction Proposals”).

The board of directors of the Company (the “Board”) approved the Merger Agreement and the related transactions, and the Closing was not subject to approval by the Company’s stockholders.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about the Company or Azio AI. The Merger Agreement contains representations, warranties and covenants that the Company and Azio AI made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Merger Agreement between the Company and Azio AI and may be subject to important qualifications or limitations agreed to by the Company and Azio AI in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or securityholders, or may have been used for the purpose of allocating risk between the Company and Azio AI rather than establishing matters as facts, and information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement.

Support Agreements

In connection with the execution of the Merger Agreement, the Company and Azio AI entered into a support agreement, dated as of July 2, 2026 (the “Support Agreement”), with the Company’s officers and directors as of immediately prior to the First Effective Time. Subject to the terms and conditions set forth therein, the Support Agreement provides that, among other things, each of the officers and directors party thereto has agreed to vote or cause to be voted all of the shares of Common Stock owned by such stockholder in favor of the Transaction Proposals at the Stockholders Meeting.

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the form of the Support Agreement, which is attached as Exhibit A to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

On July 2, 2026, in connection with the execution of the Merger Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Azio AI Stockholders. The Registration Rights Agreement provides for, among other things, certain demand and “piggy-back” registration rights of the Azio AI Stockholders.

The Company has granted to the Azio AI Stockholders customary indemnification rights in connection with the Company’s obligations under the Registration Rights Agreement. The Company has also agreed to pay all fees and expenses (excluding any underwriting discounts and selling commissions and any legal fees of any selling Azio AI Stockholder) incident to the Company’s obligations under the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Registration Rights Agreement, which is attached as Exhibit E to the Merger Agreement, which is filed as Exhibit 2.1, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01.          Completion of Acquisition or Disposition of Assets.

On July 2, 2026, the Company completed its business combination with Azio AI. The information contained in Item 1.01 of this Current Report on Form 8-K related to the Merger Agreement, and transactions contemplated thereunder, including the Mergers, is incorporated by reference into this Item 2.01.

Item 3.02.          Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Merger Consideration issued in the Mergers were, and the shares of Common Stock to be issued upon conversion of the Assumed Convertible Notes, will be offered and sold in transactions exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), in reliance on Section 4(a)(2) thereof and/or Regulation D thereunder, in each case, as transactions by an issuer not involving a public offering. Each of the Azio AI Stockholders and the holders of the Assumed Convertible Notes has represented that it was an “accredited investor” as defined in Regulation D. Such securities have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 3.03.          Material Modifications to Rights of Security Holders.

The matters described in Item 1.01 and Item 5.03 of this Current Report on Form 8-K related to the Series A Preferred Stock and the filing of the Series A Certificate of Designation (as defined below) are incorporated herein by reference into this Item 3.03.

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Phillip W. Oldridge

In accordance with the Merger Agreement, effective upon the Closing, Phillip W. Oldridge resigned from his positions as Chairman and director of the Board and any respective committees thereto of which he was a member, and as Chief Executive Officer of the Company. His resignation was not the result of any disagreements with the Company relating to the Company’s operations, policies or practices.

Appointment of Class II Director

In accordance with the Merger Agreement, effective immediately following the Closing, Chris Young was appointed to the Board as a Class II director of the Company to serve until the 2028 annual meeting of stockholders of the Company and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

Officer Appointments

In accordance with the Merger Agreement, effective immediately following the Closing, the Board appointed Chris Young as Chief Executive Officer of the Company, Simon Yu as President of the Company, Jason Maddox as Chief Financial Officer of the Company, David Shiue as Chief Business Development Officer of the Company, Gary Chen as Chief Product Officer, and Jenny Yang as Chief Administrative Officer of the Company.

Biographies of Principal Executive Officer, President, and Principal Financial Officer

Chris Young

Chris Young is a serial entrepreneur, operator, early-stage investor, and strategic advisor with nearly two decades of experience founding, building, and advising high-growth technology and consumer brands. Mr. Young most recently served as Chief Executive Officer and Chairman of the Board of Directors of Azio AI from October 2025 until it was acquired by the Company in July 2026. He has served as an operator in the pre-seed and seed stages of eight startups, four of which achieved profitable exits, and has been involved in raising more than $245 million in pre-seed, seed, and Series A capital for startups and publicly traded companies. From March 2020 to October 2021, he was co-founder and President of Clubhouse Media Group, which reached a peak market capitalization of more than $2 billion and which he helped build into one of the largest publicly traded influencer-marketing agencies through strategic acquisitions and partnerships with leading creators and consumer brands. From January 2018 to January 2019, he served as Chief Strategy Officer of Cannabis Strategic Ventures, which reached a peak market capitalization of more than $1 billion, later serving as its Strategy Consultant from June 2019 to July 2022, and he co-founded one of the first California-based cannabis companies to trade on the U.S. OTC public markets. Since 2012, Mr. Young has been of counsel to Harris Tulchin & Associates Ltd., where his practice focuses on corporate and intellectual property law, and since December 2019 he has served as Director of Legal and Compliance at Kingdom Realty Group in the Commercial Real Estate sector. His earlier ventures include WHIPP, a parking-technology company which was acquired by Republic Parking and Classic Parking, and FD9 Group, a fashion tech company which developed brands for Paris Hilton and Yolanda Hadid and was distributed through Neiman Marcus, Nordstrom, and other national retailers. Since June 2016, Mr. Young has served as a Resident Advisor at Amplify.LA, a Los Angeles-based venture capital firm, where he advises early-stage technology and consumer companies — including artificial intelligence and software startups — on corporate strategy, business development, fundraising, and go-to-market execution, and where his advisory work has included supporting the strategic development and marketing of C4 Energy prior to its partial acquisition by Keurig Dr Pepper. Mr. Young holds a Bachelor of Arts in International Politics from Occidental College, a Juris Doctor from Southwestern Law School, and an Executive Master of Business Administration from the University of Southern California.

Simon Yu

Simon Yu is a serial entrepreneur, early-stage venture investor, and public markets operator with almost a decade of experience taking companies public, executing capital raises, and scaling businesses. Mr. Yu most recently served as Chief Operating Officer of Azio AI from October 2025 until it was acquired by the Company in July 2026. He has previously served as founder, CEO, and board member at Cannabis Strategic Ventures and co-founder, COO, and board member at Clubhouse Media Group, which reached peak market capitalizations of more than $1 billion and $2 billion, respectively. Mr. Yu has led legal, accounting, and advisory teams in connection with Regulation A+ Tier 2 offerings, PCAOB audits, and quarterly and annual public company reporting for multiple issuers, alongside leading M&A transactions. Over the past five years, Mr. Yu has worked as an independent consultant advising startups and publicly traded companies. He served as Head of Investments and Partnerships at Expert Dojo, an early-stage venture capital firm, from August 2023 to May 2024, and was appointed as an Entrepreneur in Residence at the University of Southern California in May 2024, a role he continues to hold. From May 2025 to January 2026, he joined ECGI Holdings to launch Uplist Ventures, where he served as CEO. In May 2025, he also joined Tech Coast Angels, where he continues to evaluate startup investment opportunities in artificial intelligence, software-as-a-service, and B2B technology. Mr. Yu holds an M.B.A. from the University of Southern California and a B.A. in Business Administration from California State University, Fullerton, and has completed Executive Education coursework at Columbia Business School, earning certificates in Venture Capital and Private Equity, Mergers and Acquisitions, and Corporate Governance, as well as a certificate in the Economics of Blockchain and Digital Assets from the Wharton School at the University of Pennsylvania.

Jason Maddox

Jason Maddox has served as the Interim Chief Financial Officer of the Company since January 21, 2025, the President of the Company since October 16, 2024 and a director of the Company since August 2025, as well as the Chief Executive Officer of Maddox Defense, Inc. (“Maddox Defense”) since June 2008 and the Chief Executive Officer of Maddox Industries LLC (“Maddox Industries”) from January 2021 until the acquisition of Maddox Industries by the Company in December 2024. He delivers years of large company executive leadership, successfully building Maddox Defense into a multi-million dollar government prime contractor and U.S. manufacturer. Mr. Maddox graduated from the University of Colorado with a Bachelor of Science degree with majors in mechanical engineering and journalism and mass communication. He later graduated from the Goldman Sacks Cohort in Business Entrepreneurship from the Babson F.W. Olin Graduate School and a post-graduate certificate in entrepreneurship from Harvard Business School.

There are no arrangements or understandings between each director or executive officer named above and any other person pursuant to which he or she was selected as a director or an executive officer, as applicable, other than pursuant to the Merger Agreement. There are no family relationships between each director or executive officer named above and any of the Company’s directors or executive officers. Other than as described in this Current Report on Form 8-K and described below, there is no direct or indirect material interest of any director or executive officer named above in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

Related Party Transactions

Beginning in December 2024, the Company manufactures medical supplies under a subcontractor arrangement with Maddox Medical Corp. (as successor in interest to Maddox Defense), an entity wholly owned by Jason Maddox. The Company earned $0 in revenue for the year ended December 31, 2024 and $5,589,945 for the year ended December 31, 2025, under this arrangement.

On April 1, 2025, the Company entered into a three-year sub-lease arrangement with Maddox Defense (with renewal options), an entity of which Jason Maddox is the sole stockholder, to lease a facility in Houston, Texas for its corporate and administrative operations, for approximately $20,000 per month.

On October 30, 2024, the Company entered into a Membership Interest Purchase Agreement (the “MIPA”) with Maddox Industries and Jason Maddox, as the sole member of Maddox Industries, to acquire Maddox Industries. As consideration for the acquisition, at the closing, the Company issued 3,100,000 shares of Common Stock to Mr. Maddox. In addition, Mr. Maddox was eligible to receive, from a period of the closing of the acquisition until June 17, 2025, monthly cash payments in an aggregate amount of up to $1 million (each such monthly payment, an “Earnout Payment”), with the Earnout Payment for each calendar month being equal to the aggregate amount of gross revenue received by Maddox Industries in respect of any closing receivable, as specified in the MIPA, during such calendar month, subject to an aggregate limit of $1 million with respect to all such earnout payments under the MIPA. In 2025, Earnout Payments totaling $770,000 were paid out to Mr. Maddox in conjunction with these earnout provisions.

Indemnity Agreements

In connection with appointments of the director and executive officers named above, Chris Young, Simon Yu, David Shiue, Gary Chen, Jenny Yang will enter into the Company’s standard form of indemnification agreement.

Item 5.03.          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series A Non-Voting Convertible Preferred Stock

On July 2, 2026, immediately prior to the Closing, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series A Non-Voting Convertible Preferred Stock with the Secretary of State of the State of Delaware (the “Series A Certificate of Designation”) in connection with the Mergers referenced above. The Series A Certificate of Designation provides for the designation of shares of the Company’s Series A Preferred Stock.

Each share of Series A Preferred Stock will be convertible, at any time and from time to time following 5:00 p.m. Eastern Time on the day Stockholder Approval (as defined below) is obtained, at the option of the holder, into a number of shares of Common Stock equal to the Conversion Ratio (as defined below), subject to applicable beneficial ownership limitations.

Conversion Rights. The conversion ratio for each share of Series A Preferred Stock will be 100 shares of Common Stock issuable upon the conversion of each share of Series A Preferred Stock (corresponding to a ratio of 100:1), subject to adjustment as provided in the Series A Certificate of Designation.

Series A Stockholder Approval. Pursuant to the terms of the Merger Agreement, the issuance of shares of Common Stock upon conversion of any and all shares of the Series A Preferred Stock in accordance with the terms of the Series A Certificate of Designation is subject to and contingent upon the affirmative vote of a majority of the Common Stock present or represented and entitled to vote at the Stockholder Meeting for the Conversion Proposal (the “Stockholder Approval”).

Voting Rights. Except as otherwise provided in the Series A Certificate of Designation, or as required by the DGCL, the Series A Preferred Stock shall have no voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of a majority of then outstanding shares of the Series A Preferred Stock, among other things, (i) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend the Series A Certificate of Designation, amend or repeal any provision of, or add any provision to, the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) or amended and restated bylaws of the Company, or file any articles of amendment, certificate of Designation, preferences, limitations and relative rights of all series of preferred stock, in each case if such action would directly and adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series A Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise, and (ii) increase or decrease (other than by conversion) the number of authorized shares of Series A Preferred Stock.

Rank; Liquidation. The Series A Preferred Stock shall rank on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntarily or involuntarily. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, each holder shall be entitled to receive out of the assets, whether capital or surplus, of the Company the same amount that a holder of Common Stock would receive if the Series A Preferred Stock were fully converted (disregarding for such purpose any beneficial ownership limitations) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock, plus an additional amount equal to any dividends declared but unpaid to such shares.

The foregoing description of the Series A Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Series A Certificate of Designation, which is filed hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Any statements that are not historical facts may be deemed forward-looking statements. In some cases, these statements can be identified by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of such terms or other comparable terminology. Forward-looking statements include, without limitation, statements regarding obtaining the Stockholder Approval, including with respect to the Conversion Proposal, the filing of any one or more registration statements as required by the Registration Rights Agreement, the issuance of shares of Common Stock upon conversion of the Series A Preferred Stock following receipt of the Stockholder Approval, the anticipated benefits and synergies of the Mergers, the successful post-Closing integration of Azio AI into the Company’s operations, and any other statements about the Company’s future expectations, beliefs, goals, plans, or prospects. These statements are based on management’s current expectations and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those reflected in such forward-looking statements. Most of these factors are outside the Company’s control and are difficult to predict. Factors that may affect actual results include, but are not limited to the risk that the Stockholder Approval for any or all of the Transaction Proposals is not obtained; the risk that the post-Closing integration of Azio AI disrupts the Company’s and Azio AI’s current plans, operations, or business relationships; the risk of unexpected costs, charges, or expenses resulting from the Mergers; the risk that the anticipated benefits and synergies of the Mergers are not realized; potential adverse reactions or changes to business relationships resulting from the completion of the Mergers; risks related to the diversion of management’s attention from ongoing business operations as a result of post-Closing integration following the Mergers; risks related to the ability of the Company’s new management team to successfully operate the combined company following the Mergers; risks related to the dilutive effect on existing stockholders of the issuance of shares of Common Stock upon conversion of the Series A Preferred Stock or the Assumed Convertible Notes; risks related to the Company’s ability to maintain its listing on The Nasdaq Capital Market; and additional risks and uncertainties described in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the "SEC"), which are available at www.sec.gov.The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Important Information About the Merger and Where to Find it

The Company expects to file a proxy statement with the SEC relating to the Conversion Proposal. The definitive proxy statement will be sent to all Company stockholders. Before making any voting decision, investors and securityholders of the Company are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the Conversion Proposal as they become available because they will contain important information about the Merger Agreement and the related transactions and the Conversion Proposal to be voted upon by the Company’s stockholders. Investors and securityholders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies from EVTV’s stockholders with respect to the Conversion Proposal under the rules of the SEC. Information about the directors and executive officers of EVTV is set forth in its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on April 13, 2026, and in subsequent Quarterly Reports on Form 10-Q and other documents filed by the Company from time to time with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the proxy statement, and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described above.

Item 9.01          Financial Statements and Exhibits

(a)	Financial statements of business acquired.

The Company will file any required financial statements by amendment to this Current Report on Form 8-K no later than 71 calendar days after the latest date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro forma financial information.

The Company will file any required pro forma financial information by amendment to this Current Report on Form 8-K no later than 71 calendar days after the latest date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Number	Description
2.1*	Amended and Restated Agreement and Plan of Merger, dated July 2, 2026, by and among Envirotech Vehicles, Inc., Azio AI Corporation, EV-AZ Merger Sub, Inc. and Azio AI, LLC.
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock, dated July 2, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules or exhibits on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIROTECH VEHICLES, INC.

Date: July 6, 2026	By:	/s/ Jason Maddox
Jason Maddox
Chief Financial Officer